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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 2004
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                                IBT BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                   1-31655                    25-1532164
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(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                      File No.)             Identification No.)



309 Main Street, Irwin, Pennsylvania                            15642
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (724) 863-3100
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events and Regulation FD Disclosure.

                  On April 21, 2004, the Registrant announced its second quarter cash dividend declared April 20, 2004, and the results from its 2004 Annual Meeting of Stockholders held on April 20, 2004.

                  For further details, reference is made to the Press Releases dated April 21, 2004, which are attached hereto as Exhibits 99.1 and
         99.2 and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 -- Press Release announcing cash dividend,
                         dated April 21, 2004.
         Exhibit 99.2 -- Press Release announcing results of 2004 Annual
                         Stockholders Meeting, dated April 21, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBT BANCORP, INC.


Date:  April 22, 2004                 By:  /s/Charles G. Urtin
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                                           Charles G. Urtin
                                           President and Chief Executive Officer